Guarantees	12 Months Ended
Dec. 31, 2011
Guarantees [Abstract]
Guarantees

Note 15. Guarantees

On December 16, 2008, we entered into a Deed of Cross Guarantee (the “Deed”) by and among the Group’s then-existing entities; HeartWare International, Inc., HeartWare Pty. Limited (formerly HeartWare Limited) and HeartWare Inc., whereby the companies have agreed to cross-guarantee each other’s liabilities. The Deed was established as a condition to obtaining financial reporting relief under ASIC Class Order 98/1418 which provides relief for us from the requirement to prepare and lodge audited accounts for HeartWare Pty. Limited in Australia. HeartWare International, Inc. is the holding entity, HeartWare, Inc. is the alternative Trustee and HeartWare Pty. Limited is a member of the Closed Group for purposes of the Class Order.